INCOME TAX EXPENSE (Tables)	12 Months Ended
Dec. 31, 2019
Disclosure of income tax [Abstract]
Disclosure of major components of tax expense
Income tax expense for each of the years presented is as follows:

	Year ended December 31,
	2019	2018	2017

Current tax	(256,460)	(588,773)	(450,384)
Effect of changes in tax law (1)	4,178	(28,596)	—

Deferred tax (Note 20)
Deferred tax	38,785	232,485	106,047
Effect of changes in tax law (1)	16,979	—	7,455
Recovery of income tax (2)	—	15,449	—

Income tax expense	(196,519)	(369,435)	(336,882)
(1) For 2019, it includes mainly the application of the new tax law in Argentina that enables the tax inflation adjustment. The reduction of the tax rate in Argentina enacted in 2017 was modified in 2019, setting the corporate income tax rate to 30% for the year 2020 and to 25% from the year 2021 going forward.
For 2018, it includes mainly the option exercised by the Company of the asset revaluation for tax purpose in Argentina, for which an amount of $28.6 millions was included.
For 2017, it includes the effects of the Argentine tax reform, which became effective starting January 1, 2018, including a reduction in the corporate income tax rate from 35% to 30% during the first two years (i.e., fiscal years starting on or after January 1, 2018 until December 31, 2019, inclusive) and to 25% going forward. Also, a one-time tax on an asset revaluation for tax purposes was approved.
It also includes the effects of the U.S. tax reform, which among other provisions, reduced the U.S. corporate tax rate from 35% to 21%, effective January 1, 2018. This required a revaluation of the deferred tax assets and liabilities and certain current tax payables to the newly enacted tax rates at the date of enactment. Consequently, the Company has recorded a net adjustment to deferred income tax benefit of $5.2 million for the year ended December 31, 2017.
(2) It includes the recovery of tax credits in Ternium Brasil Ltda.

Schedule of effective income tax rate reconciliation
Income tax expense for the years ended December 31, 2019, 2018 and 2017 differed from the amount computed by applying the statutory income tax rate in force in each country in which the company operates to pre-tax income as a result of the following:

	Year ended December 31,
	2019	2018	2017

Income before income tax	826,564	2,031,567	1,359,809

Income tax expense at statutory tax rate	(247,592)	(604,493)	(387,666)
Non taxable income	71,101	102,870	16,232
Non deductible expenses	(476)	(16,201)	(24,070)
Effect of currency translation on tax base (1)	33,133	161,536	51,167
Increase of unrecognized tax losses carried-forward	(73,842)	—	—
Recovery of income tax	—	15,449	—
Effect of changes in tax law	21,157	(28,596)	7,455

Income tax expense	(196,519)	(369,435)	(336,882)
(1) Ternium applies the liability method to recognize deferred income tax on temporary differences between the tax bases of assets and their carrying amounts in the financial statements. By application of this method, Ternium recognizes gains and losses on deferred income tax due to the effect of the change in the value on the tax basis in subsidiaries, which have a functional currency different to their local currency, mainly Mexico.